EXHIBIT 10.6.1
                                                                  --------------


                               H.M. LAND REGISTRY

                       LAND REGISTRATION ACTS 1925 - 1986

County and District   :   Cheshire Halton

Title No.             :

Property              :   Land at Seymour Court Manor Park Runcorn

THISLEASE is made the 22nd day of July 1994 BETWEEN THE COUNCIL OF THE BOROUGH OF HALTON (hereinafter called "the Landlord of the first part and C.C.L.
INDUSTRIES  LIMITED  whose  registered  office is  situate  at South  Humberside
Industrial Estate Great Grimsby South Humberside DN31 2TF (hereinafter called "the Tenant") of the other part

WITNESSETH as follows:-

1. IN consideration of the rents hereinafter reserved and of the covenants on the part of the Tenant hereinafter contained the Landlord hereby demises unto the Tenant ALL THOSE Premises (hereinafter referred to as "the Premises") situate and known as Unit 6 Seymour Court Manor Park Runcorn in the said County of Cheshire and shown edged red on the plan annexed hereto TOGETHER WITH

   (1)The Landlord's fixtures fittings and equipment therein or thereon (all which said premises fixtures fittings and equipment are hereinafter collectively called "the Premises")

   (2)The rights in common with all others entitled thereto (a) to pass and repass at all times with or without vehicles over the roads and on foot over the footpaths between the Premises and the public highway for the reasonable purpose of carrying on its trade or business and (b) to park motor vehicles within the parking spaces provided from time to time within the area edged blue on the plan annexed hereto

   (3)The right to the free passage and running of water soil drainage gas electricity and any other services or supplies from or to the Premises through the sewers drains watercourses conduits pipes wires and cables which now are or may hereafter during the term hereby granted be in or over under or upon the other buildings and land of the Landlord and its Lessees adjoining or near to the Premises

EXCEPT AND RESERVED unto the Landlord


   (1)The free passage and running of water soil drainage gas electricity and any other services or supplies from the other buildings and land of the Landlord and its Lessees adjoining or near to the Premises through the sewers drains watercourses conduits pipes wires and cables which now are or may hereafter during the term hereby granted be in or over under or upon the Premises

   (2)At any time hereafter the right to execute works services and erections and buildings upon or to alter or rebuild any of the erections services and buildings erected on its adjoining and neighbouring lands and buildings and erections as it may think fit notwithstanding that the access of light and air to the Premises may be interfered with

TO HOLD the same unto the  Tenant for the term of 25 years  (hereinafter  called

   "the Term") from the 13th day of July 1994 SUBJECT to the covenants terms and conditions hereinafter contained YIELDING AND PAYING therefor unto the Landlord the yearly rent of (a) during the first year of the term the sum of (pound)59,850; (b) during the second year of the term the sum of
   (pound)62,240;   (c)   during   the  third  year  of  the  term  the  sum  of
   (pound)64,320; (d) during the fourth year of the term the sum of (pound)66,552; (e) during the fifth year of the term the sum of (pound)68,628 (and thereafter such other sum as may from time to time become payable in accordance with the provisions of Clause 5 hereof) and proportionately for any period of less than a year such rent to be paid in equal instalments in advance on the First days of January April July and October in every year AND ALSO PAYING by way of additional rent a sum or sums equal to the amounts which the Landlord may expend in effecting and maintaining the insurance of the Premises against destruction or damage by fire and all usual special perils (hereinafter called "the Insured Risks") in their full reinstatement value and three years loss of rent if the Tenant fails to insure the premises in accordance with the Tenant's covenant hereinafter contained such last mentioned sum or sums to be paid without any deduction on demand

2. THE Tenant hereby covenants with the Landlord as follows:-

   (1)To pay the reserved rents at the times and in manner herein provided without any deduction or abatement whatsoever

   (2)(a)To pay by way of further and additional rent (hereinafter called "the Service Charge") a fair proportion (here defined as being the same proportion of the whole as the rateable value of the premises bears to the total of the rateable values of all units in Seymour Court) of the estimated expenses of providing the services (hereinafter called "the Services") described in Clause 3(2) hereof such expenses to include any management and other ancillary costs of the Landlord properly related thereto

      (b)To pay the Service Charge in quarterly instalments on the same days and in like manner as the annual rent is payable the first of such payments to be made on the execution hereof

      (c)If the actual costs of the Services for any year of the Term (or such other lesser period as the Landlord may reasonably determine) shall exceed the amount payable by the Tenant for that period pursuant to Clause 2(a) above the amount of the excess shall be due forthwith on service of the demand on the Tenant but if it shall be less the amount of the overpayment shall be credited to the Tenant against the next quarterly payment of the Rent and the Service Charge

   (3)In the event of any rent or rents remaining unpaid Fourteen days after becoming due to pay to the Landlord interest on the amount outstanding for the first seven days from the due date at the base rate (or its successor) for the time being of National Westminster Bank plc and thereafter at four per centum above the said base rate (or its successor) calculated as at the date the said rent was due in respect of the period from and including the day after the due date (or if the due date is a Saturday Sunday or Bank Holiday from and including the first day thereafter which is not a Saturday Sunday or Bank Holiday) until up to but excluding the date upon which the said rent or rents are received by the Landlord

   (4)To pay all rates and other outgoings which now are or during the Term shall be payable in respect of the Premises or any part thereof either by the owner or occupier thereof except such as the Landlord is by law bound to pay notwithstanding any contract to the contrary

   (5)To paint with two coats of good quality paint in a workmanlike manner in tints and colours previously approved by the Landlord all the surfaces both exterior and interior of all present and future buildings and erections on the Premises which are of the kind usually to be painted as to external work in every third year and in the last six months of the Term (howsoever determined) and as to the internal work in every fifth year and in the last three months of the Term (howsoever determined) the time in each case to be computed from the date of the commencement of the Term and after every such internal painting with suitable paper of good quality to repaper the parts previously papered and so often as may be appropriate in the particular circumstances to varnish stain or otherwise preserve and maintain other surfaces or finishes both internal and external of all such buildings and erections aforesaid

   (6)To repair and keep the Premises and all present and future buildings and erections thereon and on every part thereof and all fixtures fittings and additions in and to the same respectively and all private sewers pipes drains sanitary water and heating apparatus which exclusively serve the Premises glass fences walls (railings or gates if any) and appurtenances of and belonging to the Premises and all access paths roadways pavements and surfaced areas within the curtilage of the Premises maintained repaired and cleansed and generally in good and substantial repair and condition (destruction or damage by the Insured Risks always excepted) throughout the term and when and so often as it shall be necessary to renew any fixtures belonging to the Premises or substitute other fixtures of a similar description or value to the reasonable satisfaction of the Landlord

   (7)(a)Not without the previous consent in writing of the Landlord to use or permit to be used any part of the Premises unenclosed by buildings for the purposes of the keeping and storage of any goods or chattels or (except in the normal course of business) vehicles

      (b)Not to do or suffer in or upon the Premises any wilful or voluntary waste or spoil (ameliorating waste excepted)

      (c)To keep all used receptacles refuse scrap and other discarded matter in suitable containers and in a tidy condition and to arrange for the removal thereof at frequent and regular intervals

   (8)In all respects to comply with the legislation relating to Planning Factories Offices Clean Air Advertisements Drainage of Trade Premises and Public Health and with any other obligations imposed by law in regard to the Premises and the trade or business for the time being carried on thereon and at all times to keep the Landlord indemnified against all claims demands and liability in respect thereof

   (9)Not to make any alterations or additions to the Premises or erect any new buildings thereon without the previous written consent of the Landlord and the approval of the Landlord to the plans and specifications thereof such approval not to be unreasonably withheld in the case of non-structural alterations or additions and if such consent and approval is given to make such alterations or additions in conformity with such plans and specification and to the satisfaction of the Landlord and upon such reasonable terms as the Landlord may consider just

   (10) Not to make any alterations to the landscaping (if any) on the Premises without the previous written consent of the Landlord and to keep such landscaping in a proper and neat order and condition to the satisfaction of the Landlord

   (11) To use and occupy the Premises for any use within Classes B1 and/or B8 of the Schedule to the Town and Country Planning (Use Classes) Order 1987 and for no other purpose whatsoever

   (12) Not to use the Premises or suffer or permit the same to be used for any offensive noisy or dangerous trade business manufacture or occupation or for any purpose or in any manner which may be or become a nuisance to the Landlord or the owners or occupiers of neighbouring premises

   (13) Not to exhibit on the outer wall or roofs of the Premises or of any building or structure thereon any sign flag or advertisement except such as may previously have been approved by the Landlord and in default the Landlord may enter and remove the same at the Tenant's expense Provided however that the Tenant may erect a sign in such position and of such form colour or design as may be first approved by the Landlord displaying the name of the Tenant such approval not to be unreasonably withheld

   (14)Not to suspend any weight from the roof or roof members or use the roof of the Premises for the storage of goods or to place or permit or suffer to be placed any weight thereon or to permit any person or persons to enter thereon save with a view to the execution of necessary repairs and then only in such manner as to subject the roof and roof members to the least possible strain

   (15a) Not to assign underlet nor part with possession of the Premises or any part thereof except that the Tenant may assign the whole of the Premises with the previous consent in writing of the Landlord such consent not to be unreasonably withheld

      (b)In considering the Tenant's request for consent to assign the Premises it shall be reasonable for the Landlord to have regard (inter alia) to

         (i) the general planning of the Employment Area

         (ii) the proposed user of the Premises notwithstanding that such user is within the uses specified in Clause 2(11) hereof and

         (iii) the employment potential of the proposed user

      (c)Upon every such assignment as aforesaid the Tenant shall obtain a covenant by the assignee directly with the Landlord to observe and perform the covenants and conditions herein contained including the provisions of this covenant and to pay the rent hereby reserved

   (16)(a) To keep the demised premises insured with such company as the Landlord may from time to time approve (such approval not to be unreasonably withheld) in the name of the Tenant with the Landlord's interest noted on the policy against loss or damage by fire and other such risks as the Landlord may from time to time prescribe for an amount equal to its full reinstatement cost (including all professional fees and the cost of any work which might be required by or by virtue of any Act of Parliament) and two years loss of rent

      (b)To produce to the Landlord on demand satisfactory evidence of the issue of the policy of insurance maintained by the Tenant and the receipt for the last premium payable for it

      (c)In the event of the Premises or any part thereof being destroyed or damaged by any of the I insured Risks to give notice thereof to the Landlord as soon as such destruction or damage shall come to the notice of the Tenant

      (d)In the event of the Premises or any adjoining Premises or any part thereof respectively being damaged or destroyed by any of the Insured Risks and the insurance money under any policy of insurance effected thereon by the Landlord is wholly or partly irrecoverable by reason solely or in part of any act neglect default or omission of the Tenant its agents servants or workmen or of persons occupying or being upon the Premises with the authority or permission of the Tenant then and in every such case the Tenant will forthwith pay to the Landlord the whole or a fair proportion as the case may require of the cost of completely rebuilding or repairing the same

   (17)To permit the Landlord or their agents at all convenient times after giving forty eight hours notice(save in case of emergency) to enter the Premises (A) to examine the state of repair and condition thereof and to check and take inventories of the Landlord's fittings fixtures and equipment therein and the Tenant will repair and make good all defects decays and wants of repair thereto of which notice in writing shall be given by the Landlord to the Tenant and for which the Tenant may be liable hereunder within one month (or such other period as may be reasonable in the circumstances) after the giving of such notice Provided that in case of default by the Tenant the Landlord may make good such defects decays and wants of repair and the cost thereof shall be repayable by the Tenant to the Landlord on demand and (b) for the purposes of maintaining or rebuilding any adjoining Premises or for the purpose of making repairing maintaining cleansing lighting and keeping in order and good condition all roads sewers drains pipes gutters culverts fences or other conveniences which shall belong to or be used for the Premises in common with other premises and also for the purpose of laying down maintaining repairing and testing the heating system and drainage gas and water pipes and electric wires or cables or for other similar purposes the Landlord or such persons as aforesaid making such entry doing as little damage as may be and making good any damage to the Premises occasioned thereby

   (18) Not to park or cause or allow to be parked any vehicles on the roads on the Employment Are shown edged blue on the plan annexed hereto and to ensure that the Tenant's visitors and employees are aware of such restriction and any other regulations made by the Landlord or any other appropriate authority for the control of vehicles on the Employment Area

   (19)At the expiration or sooner determination of the Term quietly to yield up unto the Landlord the Premises together with all additions and improvements thereto and all fixtures (other than trade or tenant's fixtures affixed by the Tenant or any assignee) in or upon the Premises or which during the Term may have been affixed or fastened to or upon the same and in such state and condition as shall in all respects be consistent with a full and due performance by the Tenant of the covenants herein contained

   (20) Not to keep upon the Premises any inflammable dangerous or explosive substance liquid or gas without the written consent of the Landlord

   (21)(a) Not to allow to pass or permit or suffer the passing into the sewers drains or watercourses serving the Premises any noxious or deleterious effluent or other substance which may cause an obstruction in or injure the said sewers drains or watercourses and in the event of any such obstruction or injury forthwith to remove such obstruction and to make good all damage to the satisfaction of the Landlord

      (b)Not without the previous written consent of the Landlord to make any change either in the principle or the details or the use of the systems for the disposal of foul domestic sewage or surface water or of trade effluent (within the meaning of the Public Health (Drainage of Trade Premises) Act 1937) on and from the Premises or any part thereof or any buildings or erections thereon and to keep and maintain the said systems in good repair and in effective working order and condition free from nuisance and in particular to inspect once in every month any devices provided for intercepting the passage of oil and petrol into the sewers serving the Premises and so often as may be necessary to cleanse and empty the same and further to hold and keep the Landlord fully indemnified from and against all actions costs claims demands and liability whatsoever arising from or due to the pollution of watercourses by effluent from the Premises or any part thereof of any such buildings or erections as aforesaid

      (22) Not to erect any aerial or apparatus for the reception or transmission of television or wireless without the previous written consent of the Landlord and not to make any claim against the Landlord in respect of any interference or malfunctioning in respect thereof

      (23) Not to sell or apply for any licence to sell intoxicating liquor on the Premises

      (24) Not to place a load in excess of 20 Kilonewtons per square metre (400 pounds per square foot) upon the floor of the Premises nor use or permit to be used on the said floor any vehicle not having rubber tyred wheels

      (25) To give full particulars to the Landlord of any notice direction or order or proposal for the same made given or issued to the Tenant by any local or public authority within seven days of the receipt of the same and if so required by the Landlord to produce the same to the Landlord and without delay to take all necessary steps to comply with any such notice direction or order and at the request of the Landlord to make or join with the Landlord in making such objection or representation against or in respect of any proposal for such a notice direction or order as the Landlord shall deem expedient

      (26) To permit the Landlord during the last six months prior to the expiration or sooner determination of the Term to fix in a conspicuous position on the Premises a notice board for the re-letting thereof and not to take down or obscure such notice board and upon reasonable notice to permit all persons authorised in writing by the Landlord to view the Premises at reasonable hours in the daytime

      (27) To pay and indemnify the Landlord against all reasonable costs charges and expenses properly paid or incurred by the Landlord (including but not limited to Solicitors costs Architects Surveyors or other professional charges and bailiffs commission):-

         (a)relating to any breach of any of the Tenant's covenants or obligations herein or


         (b)arising out of any application to the Landlord for any approval consent or licence whether or not granted or

         (c)for the purpose of or incidental to or in reasonable contemplation of the preparation and service of a notice under Sections 146 and/or 147 of the Law of Property Act 1925 notwithstanding forfeiture may be avoided otherwise than by relief granted by the Court or

         (d)for the preparation and service of any notice or schedule of dilapidations relating to the Premises whether such schedule is for service during or within three months after determination of the Term

   (28)To be responsible for and to indemnify the Landlord against all damage occasioned to the Premises or any adjacent to neighbouring land or buildings or to any person caused by the act omission or negligence of the Tenant or the agents servants or invitees of the Tenant including (but without prejudice to the generality of the foregoing) failure to comply with its obligations under the terms of this Lease

   (29)(a) In addition to the moneys which are or become payable by the Tenant under the terms of this Lease to pay all Value Added Tax thereon at the rate of such tax from time to time applicable

      (b)If at any time this Lease or any supply made under it is capable of being positive- rated for the purposes of Value Added Tax with the Tenant's consent or at the Tenant's election (whether or not the Lessor's consent or election is also required) the Tenant hereby covenants that (if required in writing by the Lessor so to do) it will give that consent or make that election and will complete such documentation as is necessary or desirable to effect the same

   (30) To pay to the Council on demand all sums which may become payable under clause 4(7) hereof


3. THE Landlord hereby covenants with the Tenant as follows:-

   (1)To cleanse maintain and keep in good and tenantable repair and condition all private sewers drains roads pavements car parking spaces landscaped areas and other things the use and enjoyment of which is common to the Premises and other premises within the said area shown edged blue on the plan annexed hereto

   (2)That the Tenant paying the rents hereby reserved and performing and observing the covenants on the part of the Tenant and the conditions herein contained shall peaceably hold and enjoy the Premises during the term without any interruption by the Landlord or any person lawfully claiming under or in trust for the Landlord

4. IT IS HEREBY AGREED between the Landlord and the Tenant as follows:-

   (1)This Lease shall be read and construed as if it had been executed by both parties on the day of the commencement of the Term

   (2)If the rents hereby reserved or any part thereof respectively shall be unpaid for twenty one days after becoming payable (whether formally demanded or not) or if any of the covenants on the Tenant's part herein contained shall not be performed or observed or if the Tenant shall be wound up whether voluntarily (save for the purpose of reconstruction or amalgamation) or compulsorily or if the Tenant for the time being not being a corporation shall have a bankruptcy order made against him or them or an interim or administrative receiver of his property is appointed then in any such case it shall be lawful for the Landlord at any time thereafter to re-enter upon the Premises or any part thereof in the name of the whole and thereupon this demise shall absolutely determine but without prejudice to any right of action of either party against the other in respect of any antecedent breach of the covenants and conditions herein contained

   (3)The wall or walls separating the Premises from the adjoining premises shall be deemed to be a party wall or walls and shall be repaired and maintained at the joint and equal expense of the Tenant and the occupiers for the time being of the adjoining Premises separated thereby

   (4)All disputes and differences which may arise between the Landlord and the Tenant with regard to the provisions of this Lease or the rights and liabilities of the parties hereunder (except any dispute or difference regarding the rent hereby reserved) shall be referred to arbitration under the provisions of the Arbitration Acts 1950 and 1979 or any re-enactment or modification thereof for the time being in force

   (5)The provisions of Section 196 of the Law of Property Act 1925 as amended by the Recorded Delivery Service Act 1962 shall apply to the service of all documents under or in connection with this Lease

   (6)Words importing only the masculine gender shall include the feminine and the neuter and words importing the singular shall include the plural and vice versa and where two or more legal entities constitute the Tenant their covenants shall be deemed to be joint and several

   (7)The Tenant is to carry out the reinstatement and adaption of the premises to the satisfaction of the Landlord and the cost of so doing is agreed as being (pound)120,000 at the date of commencement of the term and it is agreed that if the term shall be determined by the Landlord or the Tenant (or if the Tenant shall assign the benefit of the term) prior to the end of the tenth year of the term the Tenant shall pay to the Landlord on demand the said sum of (pound)120,000 but such sum shall be reduced by the sum of (pound)12,000 for each complete year (and so in proportion for any part of a year) which has elapsed since the commencement of the term

   (8)(1) The Tenant may at the end of the fifth tenth fifteenth or twentieth year of the term determine this Lease upon giving to the Landlord not less than three months' notice in writing of the Tenant's desire so to do and upon payment of a sum of money equivalent to the amount of one half of one year's rent for the time being reserved by this Lease (such sum to be in addition to rent paid by the Tenant in respect of the Tenant's period of occupation of the demised premises) PROVIDED that the Landlord shall not consider a request to determine this Lease unless:-

      (a) there is no sub-tenancy of the demised premises and

      (b)the Tenant has paid all rates rent and other monies on the part of the Tenant to be paid up to the date of the proposed determination of this Lease and

      (c)all the conditions and covenants on the part of the Tenant herein contained are observed and performed

   (2)The determination of this Lease in accordance with the preceding sub-clause (A) shall be without prejudice to the rights and remedies of the Landlord for any latent breach of the conditions and covenants on the part of the Tenant herein contained

   5. (1) IN the fifth tenth fifteenth and twentieth years of the Term (the last day of each or any of which years being hereinafter referred to as "the Relevant Review Date") there shall be agreed between the parties an amount representing the Reviewed Rent (as hereinafter defined) of the Premises at the Relevant Review Date PROVIDED THAT in the absence of agreement the determination of such amount shall not more than three months before or at any time after the Relevant Review Date be referred on the application of either party to an independent valuer (acting as an expert and not as an arbitrator) to be appointed in default of agreement by the President of the Royal Institution of Chartered Surveyors

   (2)The Reviewed Rent to become payable by virtue of the first rent review which shall take place in the fifth year of the term (in accordance with sub-clause (1) above shall be such sum as shall be agreed in accordance with the said sub-clause (1) above as representing the market rental value of the premises at the first review date (whether such sum represents an increase or decrease in the rent to become payable) and thereafter on each subsequent review the Reviewed Rent shall be whichever is the greater of

      (i)The rent payable hereunder immediately prior to the Relevant Review Date or

      (ii) The yearly rack rent at which the Premises might reasonably be expected to be let as a whole at the Relevant Review Date

         (a) upon the suppositions at each review (including the first)

            (1)that the Premises are to be let as a whole with vacant possession between a willing landlord and a willing tenant upon the open market for a term of twenty-five years calculated from the Relevant Review Date subject to the same covenants conditions and provisions as are herein contained (other than the amount of rent but including the provisions for rent review)

            (2)That  the  Premises  are  in  good  and  substantial  repair  and condition and if destroyed or damaged reinstated

            (3)That  at the  Relevant  Review  Date  the  Premises  are  fit for
               immediate occupation and use and that no work has been carried out thereon which has diminished the rental value of the Premises

            (4)That the covenants  herein contained have been fully observed and performed

         (b)But there shall be disregarded any of the matters specified in paragraphs (a) (b) and (c) of Section 34(l) of the Landlord and Tenant Act 1954 (as amended)

   (3)The Reviewed Rent shall be due with effect from the Relevant Review Date notwithstanding that it is not assessed until after the Relevant Review Date and pending the agreement or determination thereof rent shall continue to be payable at the rate payable immediately prior to the Relevant Review Date and the difference between the then existing rent and the Reviewed Rent shall be payable on the next rent day after such assessment together with interest thereon at the rate of three per cent above the Base Rate (or ifs successor) from time to time of National Westminster Bank plc for the whole of the period from the Relevant Review Date to the date of payment PROVIDED ALWAYS that the Tenant may pay on account of such additional rent any sum or sums which it shall consider fit and from the date of payment of such sum or sums no interest shall be payable by the Tenant thereon

   (4)If at the Relevant Review Date there shall be in force a statute which shall prevent restrict or modify the Landlord's right to review and increase the rent in accordance with this Lease the Landlord shall when such restriction or modification is removed relaxed or modified be entitled on giving not less than one month's notice in writing to the Tenant to proceed with any review of the rent which may have been prevented (or further to review the rent in respect of any review where the Landlord's right was restricted or modified) and the date specified in the said notice shall be deemed for the purposes hereof to be a Relevant Review Date (providing that nothing herein shall be construed as varying any subsequent Relevant Review Date) and the Landlord shall be entitled to recover any resulting increase in rent with effect from such date as shall then be permitted by law Review Date) and the Landlord shall be entitled to recover any resulting increase in rent with effect from such date as shall then be permitted by law

   (5)Memoranda of each of the reviewed Rents shall be endorsed or annexed to the Original and Counterpart Leases It is hereby certified that there is no Agreement for Lease to which this Lease gives effect

IN WlTNESS whereof the parties hereto have executed this Deed the day and year first above written


THE COMMON SEAL of THE COUNCIL OF THE BOROUGH OF HALTON was hereunto affixed in the presence of:-

Mayor:

Council Solicitor:




Dated 1994

HALTON BOROUGH COUNCIL

to

C.C.L. INDUSTRIES LIMITED

LEASE

of factory premises at 6 Seymour Court, Manor Park, Runcorn in the County of Cheshire.

Solicitor Halton Borough Council Municipal Building Kingsway Widnes Cheshire WAS 7QF